UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 25, 2022

FRAZIER LIFESCIENCES ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39765	98-1562203
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Two Union Square 601 Union St., Suite 3200 Seattle, WA	98101
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (206) 621-7200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	FLACU	NASDAQ Capital Market LLC
Class A Ordinary Shares included as part of the units	FLAC	NASDAQ Capital Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	FLACW	NASDAQ Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

EXPLANATORY NOTE

On July 25, 2022, Frazier Lifesciences Acquisition Corporation (the “Issuer”) filed a Current Report on 8-K (the “Original Report”) to disclose, among other things, the Issuer’s entry into a definitive business combination agreement with NewAmsterdam Pharma Company B.V., and the related PIPE transaction. This Amendment No. 1 on Form 8-K/A (the “New Report”) is being filed solely to replace Exhibit 99.2 of the Original Report with the final version of the investor presentation, attached as Exhibit 99.2 to this New Report, which final version of the investor presentation reflects the upsized and final quantum of the PIPE, and to correct certain typographical errors in the Original Report. Capitalized terms used but not defined in this Explanatory Note are defined below.

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On July 25, 2022, Frazier Lifesciences Acquisition Corporation, a Cayman Islands exempted company (“FLAC”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among FLAC, NewAmsterdam Pharma Company B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“Holdco”), NewAmsterdam Pharma Holding B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of the Netherlands (“NewAmsterdam Pharma”) and NewAmsterdam Pharma Investment Corporation, a Cayman Islands exempted company (“Merger Sub”).

NewAmsterdam Pharma is a clinical-stage biopharmaceutical company developing oral, non-statin medicines for patients at high risk of cardiovascular disease (“CVD”) with residual elevation of low-density lipoprotein cholesterol (“LDL-C” or “LDL”), for whom existing therapies are not sufficiently effective or well-tolerated. There exists a significant unmet need for a potent, cost-effective and convenient LDL-lowering therapy as an adjunct to statins, a class of lipid-lowering medications that are the current standard of care for high-risk CVD patients with high cholesterol. NewAmsterdam Pharma’s lead product candidate, obicetrapib, is a next-generation, oral, low-dose cholesteryl ester transfer protein inhibitor, that is currently in four ongoing Phase 3 and Phase 2b clinical trials as both a monotherapy and a combination therapy with ezetimibe for lowering LDL-C and preventing major adverse cardiovascular events.

As a result of the transactions contemplated by the Business Combination Agreement (the “Transactions”), FLAC will become a wholly owned subsidiary of Holdco, which will be a publicly-traded company with shares listed on the Nasdaq Stock Market, and will conduct the business currently conducted by NewAmsterdam Pharma.

The Business Combination Agreement and the Transactions were unanimously approved by the boards of directors of each of FLAC, Holdco and NewAmsterdam Pharma.

The Business Combination

The Business Combination Agreement provides for, among other things, the following Transactions (collectively, the “Business Combination”):

•

The shareholders of NewAmsterdam Pharma (“Participating Shareholders”) will contribute all outstanding shares in the capital of NewAmsterdam Pharma to Holdco in exchange for the issuance of ordinary shares, nominal value EUR 0.12, in the share capital of Holdco (“Holdco Shares”) (the “Exchange”);

•

Immediately after giving effect to the Exchange, the legal form of Holdco will be converted from a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) to a public limited liability company (naamloze vennootschap) (the “Holdco Reorganization”), provided that NewAmsterdam Pharma and FLAC may agree to effect the Holdco Reorganization promptly following the PIPE (as defined below);

•	After giving effect to the Exchange, Merger Sub will merge with and into FLAC (the “Merger”), with FLAC surviving the Merger as a wholly owned subsidiary of Holdco (the “Surviving Company”);

•

In connection with the Merger, each issued and outstanding ordinary share of FLAC will be canceled and extinguished in exchange for a claim for a Holdco Share, and such claim will then be contributed into Holdco against the issuance of a corresponding Holdco Share;

•

Each outstanding warrant to purchase a Class A Ordinary Share, par value $0.0001 per share, of FLAC (“FLAC Class A Ordinary Share”) will become a warrant to purchase one Holdco Share, on the same contractual terms;

•

Each outstanding NewAmsterdam Pharma option that is outstanding and unexercised will remain outstanding, and to the extent unvested, such option will continue to vest in accordance with its applicable terms, and at the time of the Exchange, such NewAmsterdam Pharma option will become an option to purchase, and will when exercised be settled in Holdco Shares;

•

Promptly following the Merger, the Surviving Company will change its jurisdiction of incorporation by deregistering as a Cayman Islands exempted company and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware; and

•

Following the Merger, upon the achievement of a certain clinical development milestone, Holdco will issue to the Participating Shareholders and optionholders who were directors, officers, employees or consultants of NewAmsterdam Pharma as of the date of the Business Combination Agreement (the “Participating Optionholders”) and who are at the time of achievement of such milestone still providing services to Holdco or its subsidiaries, 1,886,137 additional Holdco Shares (the “Earnout Shares”), which in the case of the Participating Optionholders will take the form of awards of restricted stock under Holdco’s long-term incentive plan. The development milestone consists of achievement and public announcement of Positive Phase 3 Data (as defined in the Business Combination Agreement) for each of NewAmsterdam Pharma’s BROADWAY clinical trial and BROOKLYN clinical trial at any time during the period beginning on the closing commencement date and ending on the date that is five years after the final closing date of the events contemplated to occur at closing of the Transactions (the “Earnout Period”). As a result, no Earnout Shares will be issuable if the applicable milestone is not achieved within five years of the Merger.

Business Combination Consideration

Subject to the terms and conditions of the Business Combination Agreement, the consideration to be received by the NewAmsterdam Pharma equityholders in connection with the Business Combination will be (i) an aggregate number of Holdco Shares determined by using an exchange ratio (the “Exchange Ratio”) equal to (A) $491,000,000 divided by (B) $10.00 multiplied by (C) a fraction of which the numerator is one and the denominator is the fully-diluted number of NewAmsterdam Pharma shares outstanding immediately prior to the Exchange multiplied by (D) the number of NewAmsterdam Pharma shares outstanding immediately prior to the Exchange and (ii) 1,886,137 Earnout Shares if and when the clinical development milestone discussed above is achieved during the Earnout Period.

Each NewAmsterdam Pharma option that is outstanding and unexercised immediately prior to the consummation of the Exchange will remain outstanding, and to the extent unvested, such option will continue to vest in accordance with its applicable terms, and at the time of the Exchange, such NewAmsterdam option will become an option to purchase, and will when exercised be settled in Holdco Shares. The exercise of each option will be satisfied by the delivery of Holdco Shares based on the Exchange Ratio. Additionally, the exercise price of each converted option will be determined by dividing the exercise price per share (or depository receipt for a share) of each option to purchase shares (or depository receipts for shares) of NewAmsterdam Pharma by the Exchange Ratio. The Earnout Shares payable to eligible Participating Optionholders will be delivered in the form of awards of restricted stock units under Holdco’s long-term incentive plan.

Representations and Warranties; Covenants

Under the Business Combination Agreement, the respective parties made customary representations and warranties for transactions of this type regarding themselves. The representations and warranties made under the Business Combination Agreement will not survive the closing of the Business Combination. In addition, the parties to the Business Combination Agreement made covenants that are customary for transactions of this type. Each of the parties to the Business Combination Agreement has agreed to use its reasonable best efforts to take or cause to be taken all actions and things reasonably necessary to consummate and make effective the Business Combination as promptly as reasonably practicable.

Conditions to Closing of the Business Combination

Consummation of the transactions contemplated by the Business Combination Agreement is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including the approval of FLAC’s and NewAmsterdam Pharma’s shareholders, the non-occurrence of a Company Material Adverse Effect or FLAC Material Adverse Event (each as defined in the Business Combination Agreement) and the registration statement to be filed by Holdco having become effective.

In addition, NewAmsterdam Pharma will only be required to consummate the Business Combination if the aggregate gross cash proceeds to be received by Holdco or any of its Affiliates in the PIPE (as defined below) plus the amount of cash available in FLAC’s trust account after giving effect to any redemptions by FLAC’s shareholders are equal to or greater than $250,000,000.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances at any time prior to the closing of the Business Combination, including by either FLAC or NewAmsterdam Pharma, if: (i) the Business Combination is not consummated on or prior to December 11, 2022, except that if the registration statement to be filed by Holdco is not declared effective by November 1, 2022, such right to terminate the Business Combination Agreement can only be exercised if the Business Combination has not been consummated on or prior to February 9, 2023; in either case unless the breach of any covenants or obligations under the Business Combination Agreement by the party seeking to terminate proximately causes the failure to consummate the transactions contemplated by the Business Combination Agreement on or before such date; or (ii) FLAC’s shareholders do not approve the Business Combination at a meeting of FLAC’s shareholders.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to disclosures in SEC filings and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. Investors should not rely on the representations, warranties, and covenants or any description thereof as characterizations of the actual state of facts of any of the parties to the Business Combination Agreement. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Business Combination Agreement, and this subsequent information may or may not be fully reflected in public disclosures.

Company Support Agreement

In connection with the execution of the Business Combination Agreement, Holdco, NewAmsterdam Pharma, FLAC, Merger Sub, and certain existing shareholders of NewAmsterdam Pharma (the “NewAmsterdam Supporting Shareholders”) entered into a Support Agreement (the “Company Support Agreement”) pursuant to which, among other things, each NewAmsterdam Pharma Supporting Shareholder (a) granted or will grant, as applicable, NewAmsterdam Pharma (or a designee thereof) with a power of attorney permitting and directing NewAmsterdam Pharma to execute on behalf of such NewAmsterdam Pharma Supporting Shareholder a Dutch deed of issue to effect the Exchange with respect to the shares of NewAmsterdam Pharma held by such NewAmsterdam Pharma Supporting Shareholder, (b) undertook or will undertake, as applicable, vis-à-vis NewAmsterdam Pharma, Holdco, FLAC and each other existing shareholder of NewAmsterdam Pharma to take all necessary or desirable actions in connection with the Transactions, (c) agreed to vote in favor of the approval of the Business Combination Agreement, the Exchange and any other matters necessary or reasonably requested by NewAmsterdam Pharma to consummate the transactions contemplated in the Business Combination Agreement, and (d) agreed to certain customary covenants to support the Business Combination.

Pursuant to the Company Support Agreement, each NewAmsterdam Supporting Shareholders has agreed not to sell, assign, offer to sell, assign, transfer, pledge, grant proxies with respect to, deposit into a voting trust, or otherwise dispose of the shares in the capital of NewAmsterdam Pharma held by such NewAmsterdam Supporting Shareholder, subject to certain exceptions, until the earlier of (a) the completion of the Exchange, (b) the valid termination of the Business Combination Agreement and (c) the mutual written consent of the parties to the Company Support Agreement.

The foregoing description of the Company Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Company Support Agreement, a copy of which is included as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Sponsor Support Agreement

In connection with the execution of the Business Combination Agreement, FLAC, NewAmsterdam Pharma and Holdco entered into a Support Agreement (the “Sponsor Support Agreement”) with the holders of all issued and outstanding Class B ordinary shares, par value $0.0001 per share, of FLAC (the “FLAC Class B Ordinary Shares” and, together with the FLAC Class A Ordinary Shares, the “FLAC Shares”), including Frazier Lifesciences Sponsor LLC, a Cayman Islands exempted company (the “Sponsor” and, together with the holders of all other issued and outstanding FLAC Class B Ordinary Shares, the “FLAC Initial Shareholders”), pursuant to which the FLAC Initial Shareholders have agreed to (a) vote (i) in favor of the Business Combination Agreement and the Transactions, including in favor of each Transaction Proposal (as defined in the Business Combination Agreement), (ii) in favor of any other matter reasonably necessary or required to cause the consummation of the Transactions, and (iii) against any proposal that conflicts or materially impedes or interferes with, or would adversely affect or delay the consummation of the Transactions; (b) waive any adjustment to the conversion ratio set forth in FLAC’s amended and restated memorandum and articles of association or any other anti-dilution or similar protection with respect to the FLAC Class B Ordinary Shares held by them; and (c) waive any redemption rights, including with respect to FLAC Class A Ordinary Shares purchased in FLAC’s initial public offering or in the aftermarket, in connection with the Business Combination.

Pursuant to the Sponsor Support Agreement, each FLAC Initial Shareholder has agreed not to sell, assign, offer to sell, contract, pledge, grant proxies with respect to, deposit into a voting trust, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the FLAC Shares or warrants to purchase FLAC Class A Ordinary Shares (the “FLAC Warrants”) held by such FLAC Initial Shareholder, subject to certain exceptions, until the earlier of (a) the effective date of the Merger and (b) the valid termination of the Business Combination Agreement.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sponsor Support Agreement, a copy of which is included as Exhibit 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Investor Support Agreements

In connection with the execution of the Business Combination Agreement, FLAC and certain existing shareholders of FLAC (the “Investors”) entered into Investor Support Agreements (the “Investor Support Agreements”), pursuant to which each Investor agreed to (a) vote (i) in favor of the Business Combination Agreement and the Transactions, including in favor of each Transaction Proposal, (ii) in favor of any other matter reasonably necessary or required to cause the consummation of the Transactions, and (iii) against any proposal that conflicts or materially impedes or interferes with, or would adversely affect or delay the consummation of the Transactions; and (b) not to redeem, or submit a request to FLAC’s transfer agent to redeem or otherwise exercise any right to redeem, any FLAC Shares and to reverse and revoke any prior redemption election made with respect to the FLAC Shares.

Pursuant to the Investor Support Agreements, each Investor has agreed not to sell, assign, offer to sell, contract, pledge, grant proxies with respect to, deposit into a voting trust, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the FLAC Shares or FLAC Warrants held by such Investor, subject to certain exceptions, until the earlier of (a) the effective date of the Merger and (b) the valid termination of the Business Combination Agreement.

The foregoing description of the Investor Support Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Investor Support Agreement, a copy of which is included as Exhibit 10.3 to this Current Report on Form 8-K and incorporated herein by reference.

Subscription Agreements

In connection with the execution of the Business Combination Agreement, Holdco and FLAC entered into subscription agreements (the “Subscription Agreements”) with certain institutional investors (the “PIPE Investors”), pursuant to which the PIPE Investors agreed to subscribe for and purchase, and Holdco agreed to issue and sell to such PIPE Investors, 23,460,000 Holdco Shares at $10.00 per share (the “PIPE Shares”), for an aggregate of $234,600,000 in proceeds (the “PIPE”). The PIPE Shares to be issued pursuant to the Subscription Agreements have not been registered under the Securities Act of 1933 (the “Securities Act”) in reliance upon the exemption provided in Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder without any form of general solicitation or general advertising. The PIPE Shares may not be offered, resold, transferred, pledged or otherwise disposed of by the PIPE Investors absent an effective registration statement under the Securities Act except to Holdco or a subsidiary thereof, or pursuant to an applicable exemption from the registration requirements of the Securities Act.

The foregoing description of the Subscription Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the Subscription Agreement, a copy of which is included as Exhibit 10.4 to this Current Report on Form 8-K and incorporated herein by reference.

Certain funds affiliated with Frazier Healthcare Partners (an affiliate of the Sponsor) have committed to purchase 4,500,000 PIPE Shares in the PIPE on the same terms as the other investors who purchased PIPE Shares in the PIPE pursuant to the Subscription Agreements. The closing of the PIPE is contingent upon, among other things, the substantially concurrent consummation of the Merger and related transactions.

Investor Rights Agreement

At the closing of the Merger, Holdco will enter into an Investor Rights Agreement with the FLAC Initial Shareholders and certain NewAmsterdam Pharma shareholders (the “Investor Rights Agreement”), providing for, among other things, subject to the terms thereof, customary registration rights, including demand and piggy-back rights subject to cut-back provisions. Pursuant to the Investor Rights Agreement, Holdco will be required to file a registration statement to register the Holdco Shares covered by the Investor Rights Agreement no later than 30 days following consummation of the Merger.

Pursuant to the Investor Rights Agreement, certain NewAmsterdam Pharma shareholders will agree not to sell, assign, offer to sell, contract, pledge, grant, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the Holdco Shares such persons receive in connection with the Business Combination for six months from the final closing date of the Business Combination, subject to certain limited exceptions. In addition, the FLAC Initial Shareholders will agree not to sell, assign, offer to sell, contract, pledge, grant, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the Holdco Shares they receive in connection with the Business Combination for a period beginning on the final closing date and ending one year after the final closing date of the Business Combination. Notwithstanding the foregoing, the restrictions above will end prior to the indicated time periods with respect to 50% of the Holdco Shares held by the NewAmsterdam Pharma shareholders and the FLAC Initial Shareholders, as the case may be, receives in connection with the Business Combination, on the earlier of the date that (i) the closing price of a Holdco Share equals or exceeds $12.00 per share (subject to certain adjustments) for any 20 trading days within any 30-day trading period commencing at least 150 after the final closing date of the Business Combination, or (ii) Holdco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Holdco’s shareholders having the right to exchange their Holdco Shares for cash, securities or other property, subject to certain limited exceptions. The share transfer restrictions above will not apply with respect to sales to cover withholding taxes due upon vesting of equity awards and, in the case of directors or officers of Holdco, with respect to the sale of up to 10% of the Holdco Shares held by each of them.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Investor Rights Agreement, a copy of which is included as Exhibit D to the Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Warrant Assumption Agreement

At the closing of the Business Combination, Holdco, FLAC and Continental Stock and Transfer & Trust Company (“Continental”) will enter into a Warrant Assignment, Assumption and Amendment Agreement (the “Warrant Assumption Agreement”), pursuant to which the parties will agree that, as part of the Merger, each FLAC Warrant that is outstanding immediately prior to the effective time of the Merger will cease to represent a right to acquire FLAC Class A Ordinary Shares and will automatically represent, immediately following the Merger, a right to acquire Holdco Shares on the same contractual terms and conditions as were in effect immediately prior to Merger under the original warrant agreement, dated December 8, 2020, between FLAC and Continental, including that the warrant holders are deemed to have consented to an exclusive forum provision requiring all claims to be brought before the courts of the State of New York or the United States District Court for the Southern District of New York other than suits brought to enforce any liability or duty created by the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or any other claim for which the federal district courts of the United States of America are the sole and exclusive forum.

The foregoing description of the Warrant Assumption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Warrant Assumption Agreement, a copy of which is included as Exhibit I to the Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Lock-Up Agreements

At the closing of the Business Combination, certain NewAmsterdam Pharma shareholders who are not party to the Investor Rights Agreement (after giving effect to the Merger and the PIPE) will enter into lock-up agreements (each, a “Lock-Up Agreement”), pursuant to which, among other things, they will agree not to sell, assign, offer to sell, contract, pledge, grant, or otherwise dispose of or enter into any swap or other similar arrangement, with respect to the Holdco Shares such persons receive in connection with the Business Combination for six months from the final closing date of the Business Combination. Notwithstanding the foregoing, the restrictions above will end on the earlier of the date that (i) the closing price of a Holdco Share equals or exceeds $12.00 per share (subject to certain adjustments) for any 20 trading days within any 30-day trading period commencing at least 150 after the final closing date of the Business Combination, or (ii) Holdco completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of Holdco’s shareholders having the right to exchange their Holdco Shares for cash, securities or other property, subject to certain limited exceptions. The share transfer restrictions above will not apply with respect to sales to cover withholding taxes due upon vesting of equity awards and, in the case of directors or officers of Holdco, with respect to the sale of up to 10% of the Holdco Shares held by each of them.

The foregoing description of the Lock-Up Agreements does not purport to be complete and is qualified in its entirety by reference to the full text of the form of the Lock-Up Agreement, a copy of which is included as Exhibit E to the Business Combination Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K under the heading “Subscription Agreements” is incorporated by reference herein. The PIPE Shares to be sold under the Subscription Agreements will not be registered under the Securities Act, in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01	Regulation FD Disclosure.

On July 25, 2022, FLAC and NewAmsterdam Pharma issued a press release announcing the execution of the Business Combination Agreement and the PIPE. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. Additionally, furnished as Exhibit 99.2 hereto and incorporated into this Item 7.01 by reference is the investor presentation that FLAC and NewAmsterdam Pharma prepared for use in connection with the Business Combination described above.

The information in this Item 7.01 (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the proposed transactions, Holdco intends to file a registration statement on Form F-4, which will include a preliminary prospectus of Holdco and preliminary proxy statement of FLAC. FLAC will mail a definitive proxy statement/prospectus and other relevant documents to its shareholders. Investors and security holders of FLAC are advised to read, when available, the proxy statement/prospectus in connection with FLAC’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the proposed transaction (and related matters) because the proxy statement/prospectus will contain important information about the proposed transaction and the parties to the proposed transaction. The definitive proxy statement/prospectus will be mailed to shareholders of FLAC as of a record date to be established for voting on the proposed transaction. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the Securities and Exchange Commission’s website at www.sec.gov or by directing a request to: Frazier Lifesciences Acquisition Corporation, Two Union Square, 601 Union St., Suite 3200, Seattle, WA 98101.

Participants in the Solicitation

FLAC, NewAmsterdam Pharma, Holdco and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of FLAC’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of FLAC’s directors and officers in FLAC’s filings with the Securities and Exchange Commission (the “SEC”), including FLAC’s Annual Report on Form 10-K, which was filed with the SEC on March 25, 2022. Such information and the names and interests in the Business Combination of NewAmsterdam Pharma’s directors and executive officers will also be set forth in the registration statement on Form F-4 to be filed with the SEC by Holdco, which will include a preliminary prospectus of Holdco and preliminary proxy statement of FLAC.

Forward Looking Statements

Certain statements included in this document that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity; expectations and timing related to the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials and the potential approval of Holdco’s product candidate; the size and growth potential of the markets for Holdco’s product candidate; the therapeutic and curative potential of Holdco’s product candidate; financing and other business milestones; potential benefits of the proposed transactions; and expectations relating to the proposed transactions, including the proceeds of the business combination and Holdco’s expected cash runway. These statements are based on various assumptions, whether or not identified in this document, and on the current expectations of Holdco’s, NewAmsterdam Pharma’s and FLAC’s management and are not predictions of actual performance. These forward looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on as a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions. Many actual events and circumstances are beyond the control of Holdco, NewAmsterdam Pharma and FLAC. These forward looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely enter into definitive agreements with respect to the proposed transactions or consummate the proposed transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions (such as any SEC statements or enforcements or other actions relating to special purpose acquisition companies) that could adversely affect Holdco or the expected benefits of the proposed transactions, or the risk that the approval of the shareholders of FLAC, NewAmsterdam Pharma or Holdco is not obtained; failure to realize the anticipated benefits of the proposed transactions; matters discovered by FLAC, NewAmsterdam Pharma or Holdco as they complete their respective due diligence investigations of each other; risks relating to the uncertainty of the projected financial information with respect to Holdco and NewAmsterdam Pharma; risks related to the approval of Holdco’s product candidate and the timing of expected regulatory and business milestones; ability to negotiate definitive contractual arrangements with potential customers; the impact of competitive product candidates; ability to obtain sufficient supply of materials; the impact of COVID 19; global economic and political conditions, including the Russia-Ukraine conflict; the effects of competition on Holdco’s future business; the amount of redemption requests made by FLAC’s public shareholders; and those factors discussed in documents FLAC has filed or will file with the SEC, including the other risks and uncertainties described in the “Risk Factors” section of FLAC’s registration statement on Form S-1, as amended (File No. 333-250858), the registration statement to be filed on Form F-4 in connection with the proposed transactions and other documents filed from time to time. Additional risks related to Holdco’s business include, but are not limited to: uncertainty regarding outcomes of Holdco’s ongoing clinical trials, particularly as they relate to regulatory review and potential approval for its product candidate; risks associated with Holdco’s efforts to commercialize a product candidate; Holdco’s ability to negotiate and enter into definitive agreements on favorable terms, if at all; the impact of competing product candidates on Holdco’s business; intellectual property related claims; Holdco’s ability to attract and retain qualified personnel; ability to continue to source the raw materials for its product candidate. If any of these risks materialize or FLAC’s, NewAmsterdam Pharma’s or Holdco’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither FLAC, NewAmsterdam Pharma nor Holdco presently know or that FLAC, NewAmsterdam Pharma and Holdco currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect FLAC’s, NewAmsterdam Pharma’s and Holdco’s expectations, plans, or forecasts of future events and views as of the date of this document and are qualified in their entirety by reference to the cautionary statements herein. FLAC, NewAmsterdam Pharma and Holdco anticipate that subsequent events and developments will cause FLAC’s, NewAmsterdam Pharma’s and Holdco’s assessments to change. These forward-looking statements should not be relied upon as representing FLAC’s, NewAmsterdam Pharma’s and Holdco’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither FLAC, NewAmsterdam Pharma, Holdco nor any of their respective affiliates undertake any obligation to update these forward-looking statements, except as required by law.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of July 25, 2022 by and among Frazier Lifesciences Acquisition Corporation, NewAmsterdam Pharma Company B.V., NewAmsterdam Pharma Investment Corporation and NewAmsterdam Pharma Holding B.V.

10.1†	Company Support Agreement, dated as of July 25, 2022 by and between Frazier Lifesciences Acquisition Corporation, NewAmsterdam Pharma Holding B.V., NewAmsterdam Pharma Company B.V., NewAmsterdam Pharma Investment Corporation and certain investors.

10.2	Sponsor Support Agreement, dated as of July 25, 2022 by and between Frazier Lifesciences Acquisition Corporation, NewAmsterdam Pharma Company B.V., NewAmsterdam Pharma Holding B.V. and certain investors.

10.3	Form of Investor Support Agreement.

10.4	Form of Subscription Agreement.

99.1	Joint Press Release, dated July 25, 2022.

99.2	Investor Presentation, dated as of June 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frazier Lifesciences Acquisition Corporation

Date: July 25, 2022	By:	/s/ James N. Topper
	Name:	James N. Topper
	Title:	Chief Executive Officer